UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 20, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     (a) In October of 2002, Midwest Banc Holdings, Inc. (the “Company”) formed the MBHI Capital Trust II (the “Trust”). The Trust is a statutory business trust formed under the laws of the State of Delaware. In October of 2002, the Trust issued trust preferred securities with an aggregate liquidation amount of $15,000,000 to third-party investors pursuant to a private placement. The Company issued junior subordinated debentures aggregating $15,464,000 to the Trust. The junior subordinated debentures are the sole assets of the Trust. The trust preferred securities and the junior subordinated debentures pay distributions and dividends, respectively, on a quarterly basis. The trust preferred securities and the junior subordinated debentures will mature on November 7, 2037, at which time they must be redeemed. The interest rate on the trust preferred securities and the junior subordinated debentures is LIBOR plus 3.45%.
     The trust preferred securities and junior subordinated debentures can be redeemed contemporaneously, in whole or in part, beginning November 7, 2007 with the trust preferred securities being redeemable at a redemption price of $1,000 per preferred security, plus dividends to the redemption date.
     The Company has provided a full, irrevocable, and unconditional guarantee on a subordinated basis of the obligations of the Trust under the trust preferred securities in the event of the occurrence of an event of default as defined in such guarantee.
     Under the terms on the amended and restated trust agreement under which the trust preferred securities were issued, the Trustee must give notice to the holders of the trust preferred securities that these securities are to be redeemed in full. On September 20, 2007, the Company notified the trustee for the Trust that it was going to redeem the junior subordinated debentures in full on November 7, 2007 as permitted by the trust indenture governing the debentures for $15,819,968, which includes all accrued and unpaid interest due thereon to November 7, 2007. The Company will deposit these funds with the trustee on or before November 7, 2007.
Item 8.01 Other Events.
     In October of 2002, Midwest Banc Holdings, Inc. (the “Company”) formed the MBHI Capital Trust II (the “Trust”). The Trust is a statutory business trust formed under the laws of the State of Delaware. In October of 2002, the Trust issued trust preferred securities with an aggregate liquidation amount of $15,000,000 to third-party investors pursuant to a private placement. The Company issued junior subordinated debentures aggregating $15,464,000 to the Trust. The junior subordinated debentures are the sole assets of the Trust. The trust preferred securities and the junior subordinated debentures pay distributions and dividends, respectively, on a quarterly basis. The trust preferred securities and the junior subordinated debentures will mature on November 7, 2037, at which time they must be redeemed. The interest rate on the trust preferred securities and the junior subordinated debentures is LIBOR plus 3.45%.
     The trust preferred securities and junior subordinated debentures can be redeemed contemporaneously, in whole or in part, beginning November 7, 2007 with the trust preferred securities being redeemable at a redemption price of $1,000 per preferred security, plus dividends to the redemption date.
     The Company has provided a full, irrevocable, and unconditional guarantee on a subordinated basis of the obligations of the Trust under the trust preferred securities in the event of the occurrence of an event of default as defined in such guarantee.
     Under the terms on the amended and restated trust agreement under which the trust preferred securities were issued, the Trustee must give notice to the holders of the trust preferred securities that these securities are to be redeemed in full. On September 20, 2007, the Company notified the trustee for the Trust that it was going to redeem the junior subordinated debentures in full on November 7, 2007 as permitted by the trust indenture governing the debentures for $15,819,968, which includes all accrued and unpaid interest due thereon to November 7, 2007. The Company will deposit these funds with the trustee on or before November 7, 2007.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used herein, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
In connection with the proposed acquisition of Northwest Suburban Bancorp. Inc. (“Northwest Suburban”) by Midwest Banc Holdings, Inc. (the “Company”), the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued to the stockholders of Northwest Suburban.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NORTHWEST SUBURBAN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov . Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Northwest Suburban, 50 North Main Street, Mount Prospect, Illinois 60056 (telephone number (847) 222-1112).
The Company, Northwest Suburban and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Northwest Suburban in connection with the merger transaction. For information about the Company’s directors, executive officers and members of management, stockholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its website and at the address provided in the preceding paragraph. Information regarding Northwest Suburban’s directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of the Company and Northwest Suburban described above and other relevant materials filed with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: September 26, 2007	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Executive Vice President and Chief Financial Officer

4